Style Select Series, Inc.
    Supplement to the Prospectus dated March 1, 1999

    On February 18, 1999, the Board of Directors of Style Select Series, Inc., approved certain changes to the Large-Cap Blend Portfolio (the "Portfolio") which will take effect on April 1, 1999. The current Advisers to the Portfolio, Lazard Asset Management, Morgan Stanley Dean Witter Investment Management and T. Rowe Price Associates, Inc. will be replaced by SunAmerica Asset Management Corp. ("SAAMCo") and Marsico Capital Management, LLC ("Marsico") as investment managers of the Portfolio. Additionally, the name of the Portfolio will be changed to the Focused Growth and Income Portfolio.

    The Portfolio will continue to seek long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies. Marsico and SAAMCo will each manage approximately one half of the Portfolio's assets and concentrate each portion's investments in 45 or fewer securities emphasizing a growth and income strategy.

    ******************************
    The fourth paragraph on page 38 of the Prospectus under the subheading "International Equity Portfolio" is supplemented with the following information:

    On November 30, 1998, Bankers Trust Corporation, the parent company of Bankers Trust Company ("BT"), entered into an Agreement and Plan of Merger with Deutsche Bank A.G. whereby Bankers Trust Corporation and all of its subsidiaries, including BT, will merge with and into a subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The closing of the merger is expected to occur sometime during 1999 and is contingent upon various regulatory, shareholder and board approvals.

    ******************************
    The first paragraph on page 40 of the Prospectus under the subheading "Aggressive Growth Portfolio" is supplemented with the following information:

    On February 15, 1999, Warburg Pincus Asset Management, Inc. ("Warburg Pincus") and Credit Suisse Group announced that they entered into an agreement whereby Credit Suisse Asset Management will acquire Warburg Pincus. Credit Suisse Group is a global financial services company, providing a comprehensive range of banking and insurance products. Credit Suisse Asset Management is the institutional asset management and mutual fund arm of Credit Suisse Group.
    Under the terms of the agreement, no immediate changes are planned for Warburg Pincus investment portfolio managers and investment professionals. The closing of the merger is expected to occur sometime during 1999 and is contingent upon various regulatory, shareholder and board approvals.























    DATED: March 3, 1999